UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   April 20, 2011

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On April 19, 2011, DPL Inc. (“DPL” or “the Company”) entered into an Agreement and Plan of Merger, dated as of April 19, 2011 (the “Merger Agreement”) with The AES Corporation (“AES” or “Parent”) and Dolphin Sub, Inc., a direct wholly-owned subsidiary of Parent (“Merger Sub”).

The Merger Agreement provides that Merger Sub will be merged with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”) in the merger as a direct or indirect wholly-owned subsidiary of Parent (the “Merger”).  Pursuant to the merger, each outstanding share of common stock of the Company will be converted into the right to receive cash in the amount of $30.00 per share, without interest (the “Merger Consideration”).

Completion of the Merger is subject to satisfaction or waiver of certain conditions, including, among others, (i) approval of the merger by the Company’s shareholders, (ii) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, (iii) receipt of all required regulatory approvals from, among others, the Federal Energy Regulatory Commission and the Public Utilities Commission of Ohio, (iv) the absence of any governmental action challenging or seeking to prohibit the Merger and (v) the absence of any material adverse effect with respect to the Company.

The Merger Agreement contains customary representations, warranties and covenants of the Company, including, among others, covenants (i) to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and completion of the Merger, (ii) not to engage in certain transactions during this interim period, (iii) to call and hold a shareholder meeting to adopt the Merger Agreement, and (iv) to use its reasonable best efforts to take all actions necessary to obtain all governmental and regulatory approvals, subject to certain limitations.

The Merger Agreement restricts the Company from soliciting or initiating discussions with third parties regarding other proposals to acquire the Company.  However, subject to certain limitations set forth in the Merger Agreement, the Company is permitted to respond to unsolicited third party acquisition proposals and to engage in discussions and negotiations regarding unsolicited third party acquisition proposals.  The Merger Agreement also contains certain termination rights for both the Company and Parent.  Upon termination under specified circumstances, the Company will be required to pay Parent a termination fee of $106 million (or $53 million if the basis for termination of the Merger Agreement is the Company’s determination to enter into an alternative transaction with a third party that has submitted an alternative acquisition proposal during the 30-day period after the date of the Merger Agreement).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto.  The Merger Agreement is included to provide investors and security holders with information regarding its terms.  It is not intended to provide any other factual information about the Company or the other parties thereto.  The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement. These representations and warranties were made solely for the benefit of the other parties to the Merger Agreement and were (i) not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may have been qualified in the Merger Agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, (iii) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to shareholders and (iv) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. Shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company.

Item 8.01                                             Other Events.

On April 20, 2011, the Company issued a press release announcing the signing of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Due to the Company’s entry into the Merger Agreement, the board of directors of the Company has postponed the 2011 Annual Meeting of Shareholders that had been scheduled for April 27, 2011 in order to allow the Company to combine its annual meeting with the meeting of the Company’s shareholders required to vote on the proposed Merger.  The Company will provide information related to the rescheduled meeting at a later date.  A copy of the press release issued by the Company on April 20, 2011 announcing the postponement of the Company’s Annual Meeting of Shareholders is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between DPL and AES and the expected timing and completion of the transaction. Words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions are intended to identify forward looking statements.  Such statements are based upon the current beliefs and expectations of DPL’s management and involve a number of significant risks and uncertainties, many of which are difficult to predict and are generally beyond the control of DPL and AES.  Actual results may differ materially from the results anticipated in these forward-looking statements.  There can be no assurance as to the timing of the closing of the transaction, or whether the transaction will close at all.  The following factors, among others, could cause or contribute to such material differences:  the ability to obtain the approval of the transaction by DPL’s shareholders; the ability to obtain required regulatory approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all; transaction costs; economic conditions; a material adverse change in the business, assets, financial condition or results of operations of DPL; a material deterioration in DPL’s retail and/or wholesale businesses and assets; and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or government entities.

Additional factors that could cause DPL’s results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed with the Securities and Exchange Commission and in the proxy statement DPL intends to file with the Securities and Exchange Commission and mail to its shareholders with respect to the proposed transaction, which are or will be available at the Securities and Exchange Commission’s Web site (http://www.sec.gov) at no charge.  DPL assumes no responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

Additional Information

This communication is being made in respect of the proposed merger transaction involving DPL and AES.  In connection with the proposed transaction, DPL will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders.  Shareholders are encouraged to read the proxy statement regarding the proposed transaction in its entirety when it becomes available because it will contain important information about the transaction.  Shareholders will be able to obtain a free copy of the proxy statement, as well as other filings made by DPL regarding DPL, AES and the proposed transaction, without charge, at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).  These materials can also be obtained, when available, without charge, by directing a request to DPL, at communications@dplinc.com.

DPL, AES and their respective executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from DPL’s shareholders with respect to the proposed transaction.  Information regarding the officers and directors of DPL is included in its Annual Report on Form 10-K for the year ended December 31, 2010 and DPL’s notice of annual meeting and proxy statement for its most recent annual meeting, which were filed with the Securities and Exchange Commission on February 18, 2011 and March 18, 2011, respectively.  Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                  Exhibits.

2.1	Agreement and Plan of Merger, dated as of April 19, 2011, by and among DPL Inc., The AES Corporation and Dolphin Sub, Inc.
99.1	Press Release, dated April 20, 2011

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: April 20, 2011	/s/ Arthur G. Meyer
	Name:	Arthur G. Meyer
	Title:	Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
2.1	Agreement and Plan of Merger, dated as of April 19, 2011, by and among DPL Inc., The AES Corporation and Dolphin Sub, Inc.	E

99.1	Press Release, dated April 20, 2011	E